THIS AGREEMENT dated as at the 15th day of July, 1998

BETWEEN:

               KELKE INVESTMENTS LTD., a corporation incorporated under the laws of the Turks and Caicos Islands, B.W.I.

               (hereinafter called the "Exchanger")


 PARTY OF THE FIRST PART,

               -and-

               AMERICOM USA. INC., a corporation incorporated under the laws of the State of Delaware, in the United States of America,

               (hereinafter called the "Exchangee")


PARTY OF THE SECOND PART:

        WHEREAS the Exchanger is the owner of FIVE HUNDRED (500) shares (hereinafter called the "Exchanged Shares") of RMC DIVERSIFIED ASSOCIATES INTERNATIONAL, LTD., (hereinafter called the "Corporation") a corporation incorporated under the laws of the State of California, in the United States of America

        AND WHEREAS the Exchanger has agreed to exchange and the Exchangee has agreed to exchange the Exchanged Shares owned hy the Exchanger for shares at near or equal value;

        NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained and for other good and valuable consideration (the adequacy, sufficiency and receipt of which is hereby acknowledged by each of the parties hereto), the parties hereto hereby covenant and agree as follows:

1. Exchange - Subject to the terms and conditions hereof, the Exchanger hereby conveys and transfers to the Exchangee and the Exchangee hereby conveys and transfers to the Exchanger the number of shares set forth in paragraph 2 hereof.

2. Exchange Value - The Exchange Value of each block of shares shall be equal to the value of the shares for which they are exchanged.

3. Satisfaction of Exchange - The Exchange Value shall be recognized and satisfied by the issuance to the Exchanger of TWO HUNDRED FIFTY THOUSAND (250,000) shares in the capital of the Exchangee, which shares shall have a fair market value equal to the shares of the Exchanger. The said Shares shall be issued forthwith by the Exchangee as fully paid and non-assessable.

4. Debts, Claims and Payables - It is agreed and understood between the parties that as part of the exchange herein the Exchangee does hereby undertake to assume, settle and retire all outstanding debts, claims and payables currently owed to the Exchanger by the Corporation.

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5. Exchanger's  Representations and Warranties - the Exchanger hereby represents and warrants to the Exchangee that:

        The Exchanger solely represents and warrants to the Exchangee as follows and acknowledges that the Exchangee is relying on such representations and warranties in connection with the exchange by the Exchangee of the Shares and that the Exchangee would not have entered into this Agreement without such representations and warranties:

a) Organization The Exchanger is duly incorporated and organized under the laws of the Turks and Caicos Islands, B.W.I. and has the corporate power to own, lease or operate its properties and to conduct its business as now being conducted by them. The Exchanger has the corporate power and authority to execute this Agreement and to perform its obligations hereunder. The Exchanger is duly qualified as a corporation to do business in each jurisdiction in which the nature of their business or the property and assets owned or leased by each of them makes such qualification necessary.

b) Authorization. This Agreement has been duly authorized, executed and delivered by the Exchanger and is a legal, valid and binding obligation of the Exchanger.

c) No Other Agreements to Purchase. No person other than the Exchangee has any written or oral agreement or option or any right or privilege (whether by law or contractual) capable of becoming an agreement or option for the purchase or acquisition from the Exchanger of the Exchanged Shares.

d) Ownership of Exchanged Shares. The Exchanger is the beneficial owner and holder of record of the Exchanged Shares of the Corporation, with good and marketable title thereto, free and clear of all Encumbrances and, without limiting the generality of the foregoing, none of the Exchanged Shares are subject to any voting trust, shareholder agreement or voting agreement. Upon completion of the transactions contemplated by this Agreement, all of the Exchanged Shares will be owned by the Exchangee as the beneficial owner and holder of record, with good and marketable title thereto.

e) No Violation. The execution and delivery of this Agreement by the Exchanger and the consummation of the transactions contemplated herein will not result in either:

        (a) the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of any of the Exchanger or the Corporation under:

               (i) any Contract to which any of the Exchanger or the Corporation are a party or by which any of them is, or their properties are bound;

               (ii) any provision of the constating documents, by-laws or resolutions of the board of directors or shareholders of the Corporation;


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               (iii)  any  judgment,  decree,  order  or  award  of  any  court, governmental body or arbitrator having jurisdiction over any of the Exchanger or the Corporation;

               (iv) any license, permit, approval, consent or authorization held by any of the Exchanger, or the Corporation or necessary to the ownership of the Exchanged Shares; or

               (v) to the knowledge of the Exchanger, any applicable law, statute, ordinance regulation or rule; or

        (b) the creation or imposition of any Encumbrances on any of the Exchanged Shares or any property or assets of the Corporation.

6. Exchangee's Representations, Warranties and Covenants - The Exchangee hereby represents, warrants and covenants to the Exchanger that:

(a) the Exchangee is duly incorporated and subsisting under the laws of the State of Delaware;

(b) the Shares to be issued to the Exchanger pursuant hereto have been duly authorized;

(c) the issuance to the Exchanger of the Shares does not result in a breach of any term or provision of, or constitute a default under any indenture, agreement, instrument, licence or permit to which the Exchangee is a party or by which it is bound or any unanimous shareholder agreement; and

7. Survival of Representations, Warranties and Covenants - The representations, warranties and covenants of the Exchanger and the Exchangee contained in this agreement shall survive the completion of the transaction contemplated by this agreement and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Exchangee and the Exchanger as the case may be.

8. Sections and Headings - The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a section or a Schedule refers to the specified section of or Schedule to this Agreement.

9. Number, Gender or Persons - In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organization, governmental bodies and other legal or business entities.

10. Entire Agreement - This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are not any conditions, covenants, agreement representations, warranties or other provisions, expressed or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

11. Time of Essence - Time shall be of the essence of this Agreement;


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12. Applicable Law - This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the State of California applicable therein, and each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of California and all courts competent to hear appeals therefrom.

13. Severability - If any provisions of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

14. Successors and Assigns - This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties and, where the context so permits, their respective legal representatives, successors and permitted assigns.

15. Amendments and Waivers - An amendment or waiver of any provisions of this Agreement shall not be binding on any party unless consented to in writing by such party. A waiver of any provisions of this Agreement shall not constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

16. Interpretation - There will be no application of the rule interpreting an agreement against its drafter, because all parties played a joint role in drafting it.

        IN  WITNESS   WHEREOF  the  parties  hereto  have  executed  the  within agreement.

SIGNED, SEALED AND DELIVERED        )
in the presence of:                 )

                                                     KELKE INVESTMENTS LTD.


                                                Per: ___________________________
                                                     Authorized Signing Officer


                                                         AMERICOM USA. INC.


                                                Per: ___________________________
                                                     Authorized Signing Officer